                                                                    Exhibit 23.1

                          [Reddish & White Letterhead]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use in the prospectus constituting a part of this Registration Statement on Form SB-2 of our report dated January 25, 2000, relating to the financial statements of Wealing Brothers, Inc. for the years ended December 31, 1999 and 1998, which is contained in the Prospectus.

We also consent to the reference to us under the caption "Experts" in the prospectus.

                                                  /s/ Reddish & White
                                                  ------------------------------
                                                  Reddish & White, CPA's
                                                  Starke, Florida
                                                  March 16, 2000

                          [Reddish & White Letterhead]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use in the prospectus constituting a part of this Registration Statement on Form SB-2 of our report dated January 25, 2000, relating to the financial statements of Village Ventures, Inc. for the year ended December 31, 1999, which is contained in the Prospectus.

We also consent to the reference to us under the caption "Experts" in the prospectus.

                                                  /s/ Reddish & White
                                                  -----------------------------
                                                  Reddish & White, CPA's
                                                  Starke, Florida
                                                  March 16, 2000

                          [Reddish & White Letterhead]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use in the prospectus constituting a part of this Registration Statement on Form SB-2 of our report dated February 2, 2000, relating to the financial statements of Pipeline Contractors, Inc. for the years ended December 31, 1999 and 1998, which is contained in the Prospectus.

We also consent to the reference to us under the caption "Experts" in the prospectus.

                                                  /s/ Reddish & White
                                                  -----------------------------
                                                  Reddish & White, CPA's
                                                  Starke, Florida
                                                  March 16, 2000